Exhibit 10.3
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Second Amendment to Third Amended and Restated Credit Agreement, dated January 29, 2021, by and among L.B. FOSTER COMPANY, a Pennsylvania corporation (the "Company"), CXT INCORPORATED, a Delaware corporation ("CXT"), SALIENT SYSTEMS, INC., an Ohio corporation ("Salient Systems"), L.B. FOSTER RAIL TECHNOLOGIES, INC., a West Virginia corporation ("Rail Technologies, Inc."), L.B. FOSTER RAIL TECHNOLOGIES CANADA LTD., a corporation incorporated under the laws of Canada ("Rail Technologies Canada"), L.B. FOSTER RAIL TECHNOLOGIES, CORP., a corporation amalgamated under the laws of Canada ("Rail Technologies, Corp."), L.B. FOSTER RAIL TECHNOLOGIES (UK) LIMITED, a private limited company existing under the laws of England and Wales ("Rail Technologies (UK)"), TEW ENGINEERING LIMITED, a private limited company existing under the laws of England and Wales ("TEW Engineering"), NETPRACTISE LIMITED, a private limited company existing under the laws of England and Wales ("Netpractise"), and TEW PLUS LIMITED, a private limited company existing under the laws of England and Wales ("TEW Plus", and together with the Company, CXT, Salient Systems, Rail Technologies, Inc., Rail Technologies Canada, Rail Technologies, Corp., Rail Technologies (UK), TEW Engineering, Netpractise, and each Person joining the Existing Credit Agreement as a Borrower from time to time, collectively referred to herein as the "Borrowers"), each of the Guarantors (as listed on the signature pages hereto), the Lenders (as hereinafter defined) and PNC Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent") (the "Amendment").
W I T N E S E T H:
WHEREAS, the Borrowers, certain of the Guarantors, the lenders party thereto (the "Lenders") and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement, dated April 30, 2019, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated June 26, 2020, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent (as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and
WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
i.All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.
ii.The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:
Gross Leverage Ratio shall mean, as of the end of any date of determination, the ratio of (i) Consolidated Indebtedness (excluding the Indebtedness permitted under clause (ix) of Section 8.2.1 in an aggregate amount not to exceed Three Million and 00/100 Dollars ($3,000,000.00) to (ii) Consolidated EBITDA for the four (4) consecutive fiscal quarters then ending.

Leverage Ratio shall mean, as of the end of any date of determination, the ratio of (A) Consolidated Total Net Indebtedness (excluding the Indebtedness permitted under clause (ix) of Section 8.2.1 in an aggregate amount not to exceed Three Million and 00/100 Dollars ($3,000,000.00) to (B) Consolidated EBITDA (i) for the four fiscal quarters then ending if such date is a fiscal quarter end or (ii) for the four fiscal quarters most recently ended if such date is not a fiscal quarter end.
Permitted Liens shall mean:
(i)    Liens for taxes, assessments, or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves in accordance with GAAP have been taken by the Borrowers;
(ii)    Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;
(iii)    Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and statutory and common law Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;
(iv)    Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;
(v)    Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;
(vi)    Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Lenders and their Affiliates securing the Obligations (including Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges, Lender Provided Commodity Hedges and Other Lender Provided Financial Services Obligations);
(vii)    Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;
(viii)    Subject to the restrictions set forth in Section 8.2.2(ii), Purchase Money Security Interests, capitalized leases and Liens securing other secured Indebtedness permitted under Section 8.2.1(iii) [Indebtedness] (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P));
(ix)    Liens in favor of insurance carriers and of premium finance companies to secure the financing of insurance premiums; and
(x)     The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:
(1)    Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty; provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;
(2)    Claims, Liens or encumbrances upon, and defects of title to, real or personal property, other than Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;
(3)    Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or
(4)    Liens resulting from final judgments or orders described in Section 9.1.7 [Final Judgments or Orders].

iii.Section 8.2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
8.2.1    Indebtedness.
(i) Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:
(ii) Indebtedness under the Loan Documents;
(iii) Existing Indebtedness as set forth on Schedule 8.2.1 (including any extensions or renewals or replacement financing thereof; provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1);
(iv) Indebtedness incurred with respect to Purchase Money Security Interests, capitalized leases and other Indebtedness; provided that the aggregate amount of all such Indebtedness shall not exceed $30,000,000 in the aggregate at any one time outstanding;
(v) Indebtedness of a Loan Party to another Loan Party or to a wholly-owned Excluded Subsidiary which is subordinated pursuant to the Intercompany Subordination Agreement;
(vi) Any (i) Lender Provided Interest Rate Hedge, (ii) Lender Provided Foreign Currency Hedge, (iii) Lender Provided Commodity Hedge, (iv) other Interest Rate Hedge, approved by the Administrative Agent or (v) Indebtedness under any Other Lender Provided Financial Services Product; provided however, the Loan Parties and their Subsidiaries shall enter into a Lender Provided Interest Rate Hedge or another Interest Rate Hedge only for hedging (rather than speculative) purposes;
(viii) Indebtedness of an Excluded Subsidiary to another Excluded Subsidiary; and
(ix) Indebtedness owing to insurance carriers or finance companies and incurred to finance insurance premiums of any Loan Party in the ordinary course of business in a principal amount not to exceed at any time the amount of such insurance premiums to be paid by such Loan Party.
iv.Exhibit 8.2.6 [Acquisition Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 8.2.6 of the Credit Agreement as set forth on Exhibit 8.2.6 attached hereto and made a part hereof.
v.Exhibit 8.3.3 [Quarterly Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 8.3.3 of the Credit Agreement as set forth on Exhibit 8.3.3 attached hereto and made a part hereof.
vi.The provisions of Sections 2 through 5 and the waiver set forth in Section 9 of this Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent and its counsel:
(a)    this Amendment, duly executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent;
(b)    payment of all fees and expenses owed to the Administrative Agent and its counsel in connection with this Amendment; and
(c)    such other closing deliveries as may be reasonably requested by the Administrative Agent.
vii.The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by them pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

viii.The Loan Parties hereby represent and warrant to the Administrative Agent and each of the Lenders that (i) the Loan Parties have the legal power and authority to execute and deliver this Amendment and the other Transaction Documents; (ii) the officers of the Loan Parties executing this Amendment and the other Transaction Documents have been duly authorized to execute and deliver the same and bind such Loan Parties with respect to the provisions hereof and thereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof, of the Transaction Documents, of the Credit Agreement and of all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any Law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties; and (iv) this Amendment, the other Transaction Documents, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.
ix.The Loan Parties represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Event of Default or Potential Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Amendment, the other Transaction Documents or the performance or observance of any provision hereof, and (ii) the Schedules attached to and made a part of the Credit Agreement, as amended by this Amendment, are true and correct as of the date hereof.
x.To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Loan Party now has or ever had against the Administrative Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise, in each case arising prior to the Effective Date. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that such Loan Party has not transferred or assigned to any Person any such claim that such Loan Party ever had or claimed to have against the Administrative Agent or any Lender.
xi.Each reference to the Credit Agreement that is made herein, in the Credit Agreement or in any other document executed or to be executed in connection herewith or with the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby.
xii.The agreements contained in this Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment amends the Credit Agreement and is not a novation thereof.
i.This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words "execution," "signed," "signature," and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.
ii.This Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. The Loan Parties, the Lenders and the Administrative Agent hereby consent to the jurisdiction and venue of the Courts of the Commonwealth of Pennsylvania sitting in Allegheny County with respect to any suit arising out of or mentioning this Amendment.
[INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Amendment to be duly executed by their duly authorized officers on the date first written above.
             BORROWERS:

L.B. Foster Company, a Pennsylvania corporation By: (SEAL) Name: Patrick J. Guinee Title: Senior Vice President, General Counsel & Corporate Secretary
CXT INCORPORATED, a Delaware corporation By: (SEAL) Name: Patrick J. Guinee Title: Corporate Secretary
SALIENT SYSTEMS, INC., an Ohio corporation By: (SEAL) Name: Patrick J. Guinee Title: Corporate Secretary
L.B. FOSTER RAIL TECHNOLOGIES, INC., a West Virginia corporation By: (SEAL) Name: Patrick J. Guinee Title: Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (CONTINUED): L.B. FOSTER RAIL TECHNOLOGIES CANADA LTD., a corporation incorporated under the laws of Canada By: Name: Steven R. Fletcher Title: President
L.B. FOSTER RAIL TECHNOLOGIES, CORP., a corporation amalgamated under the laws of Canada By: Name: Steven R. Fletcher Title: President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (CONTINUED):

L.B. FOSTER RAIL TECHNOLOGIES (UK) LIMITED, a private limited company existing under the laws of England By: (SEAL) Name: John F. Kasel Title: Director
TEW ENGINEERING LIMITED, a private limited company existing under the laws of England By: (SEAL) Name: John F. Kasel Title: Director

NETPRACTISE LIMITED, a private limited company existing under the laws of England By: (SEAL) Name: John F. Kasel Title: Director

TEW PLUS LIMITED, a private limited company existing under the laws of England By: (SEAL) Name: John F. Kasel Title: Director

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CHEMTEC ENERGY SERVICES, L.L.C, a Texas limited liability company

IOS HOLDINGS, LLC, a Delaware limited liability company
By: (SEAL) Name: Patrick J. Guinee Title: Secretary of each of the above-listed entities
PORTEC RAIL NOVA SCOTIA COMPANY, An unlimited company under the laws of the Province of Nova Scotia By: (SEAL) Name: John F. Kasel Title: Vice President

TEW holding (2008) LIMITED,
a private limited company existing under the laws of England

By: (SEAL)
Name: John F. Kasel
Title: Director

TEW holdings (2012) LIMITED,
a private limited company existing under the laws of England

By: (SEAL)
Name: John F. Kasel
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A.
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BMO HARRIS BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

EXHIBIT 8.2.6
FORM OF
ACQUISITION COMPLIANCE CERTIFICATE

This certificate is delivered pursuant to Section 8.2.6 of that certain Third Amended and Restated Credit Agreement dated as of April 30, 2019, by and among L.B. FOSTER COMPANY, a Pennsylvania corporation (the "Company"), the other Borrowers now or hereafter party thereto, the Guarantors now or hereafter party thereto, the Lenders party thereto (the "Lenders"), and PNC Bank, National Association as Administrative Agent for the Lenders (the "Administrative Agent"), as amended by that certain: (i) First Amendment to Third Amended and Restated Credit Agreement dated as of June 26, 2020; and (ii) Second Amendment to Third Amended and Restated Credit Agreement dated as of January 29, 2021 (as amended and as the same may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.
The undersigned officer, ______________________, the ___________ [chief executive officer, president, chief or deputy chief financial officer, treasurer or assistant treasurer] of the Company, in such capacity does hereby certify on behalf of the Company and the other Borrowers after giving pro forma effect to the Permitted Acquisition which is the basis for this Certificate, as follows:
Description of Proposed Permitted Acquisition
I.Company desires that ____________________ (the "Acquiring Company") acquire the [assets/stock] of ____________________________ [Insert name of entity or business division whose assets are being acquired or the entity whose equity interests are being acquired] (the "Acquired Business") from ______________ [Identify the name(s) of the seller(s) of such assets or equity interests] (the "Seller") (the "Acquisition").
II.The proposed date of Acquisition is _________________, 20__ (which date shall be at least five (5) Business Days after the date of this Certificate (or such shorter timeframe as may be agreed to by the Administrative Agent in its reasonable discretion, but in no event less than two (2) Business Days prior to such Acquisition, the "Acquisition Date"). The most recent four fiscal quarter period for which financial statements and a related compliance certificate were delivered to the Administrative Agent is the period ended ___________, 20__ (the "Report Date").
III.The Acquired Business is engaged in ____________________ [describe business being acquired], which is substantially related to the business of the Borrowers.
IV.The board of directors or other equivalent governing body of the Seller has approved of the Acquisition and written evidence of such approval is attached hereto.
V.If applicable, each applicable Official Body shall have approved of the Acquisition and written evidence of such approval is attached hereto.
VI.Prior to and after giving effect to the Acquisition, the Liquidity of the Loan Parties is $_________________, which is not less than the required amount of $25,000,000 pursuant to Section 8.2.6(ii)(e) of the Credit Agreement.
VII.(A) The aggregate consideration for the Acquisition is $________________, which does not exceed $50,000,000 (or $50,000,000.00 in the aggregate when combined with all other acquisitions entered into during the four (4) consecutive fiscal quarter-period ended as of the date hereof); and
        (B) The aggregate consideration for all Permitted Acquisitions during the term of the Credit Agreement, after taking into account the Acquisition, is $____________ which does not exceed $100,000,000.

VIII.Prior to and after giving effect to the Acquisition, the Loan Parties are in pro forma compliance with the financial covenants set forth in Sections 8.2.13 [Maximum Gross Leverage Ratio], 8.2.14 [Minimum Consolidated Fixed Charge Coverage Ratio] and 8.2.15 [Minimum Working Capital to Revolving Facility Usage Ratio] of the Credit Agreement, as evidenced by the calculations set forth in Exhibit A attached hereto and made a part hereof.
IX.The Loan Parties are in compliance with, and have at all times complied with, the provisions of the Credit Agreement. The representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this certificate (except to the extent such representations and warranties refer to an earlier date, as of such earlier date) with the same effect as though such representations and warranties had been made on the date hereof, and the Loan Parties have performed and complied with all covenants and conditions thereof.
X.No Event of Default or Potential Default exists as of the date hereof or will exist after giving effect to the Acquisition.
[SIGNATURE PAGE FOLLOWS]

    2

[SIGNATURE PAGE - ACQUISITION COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ____________, 20__.
COMPANY (ON BEHALF OF ITSELF AND THE OTHER BORROWERS):
    L.B. FOSTER COMPANY,
a Pennsylvania corporation

    By:
    Name:
    Title:

EXHIBIT A

I.Maximum Gross Leverage Ratio (Section 8.2.13). After giving effect to the Acquisition, the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four (4) fiscal quarters most recently ended is _______ to 1.00 [insert ratio from Item 2(C) below], which is not greater than the maximum ratio set forth below for applicable fiscal period1:

Fiscal Period	Maximum Ratio
Closing Date through Fiscal Quarter Ending June 30, 2020	3.25 to 1.00 (or 3.50 to 1.00 for testing periods occurring during an Acquisition Period)
Fiscal Quarter Ending September 30, 2020 through Fiscal Quarter Ending March 31, 2022	3.00 to 1.00 (or 3.25 to 1.00 for testing periods occurring during an Acquisition Period)
Fiscal Quarter Ending June 30, 2022 and all Fiscal Quarters Ending thereafter	2.75 to 1.00 (or 3.00 to 1.00 for testing periods occurring during an Acquisition Period)
1 “Acquisition Period” shall mean a period of four (4) consecutive fiscal quarters of the Loan Parties beginning with a fiscal quarter during which a Loan Party consummates a Permitted Acquisition for which the aggregate consideration payable exceeds Twenty-Five Million and 00/100 Dollars ($25,000,000), and including such fiscal quarter and the immediately three (3) succeeding fiscal quarters. The Loan Parties may elect to designate in writing to the Administrative Agent the commencement of an Acquisition Period (which election shall be made prior to the last day of the fiscal quarter in which the relevant Permitted Acquisition is consummated); provided that (a) only two (2) Acquisition Periods shall be designated during the term of the Credit Agreement, (b) no more than one (1) Acquisition Period may be invoked by the Loan Parties at any one time, and (c) the maximum Gross Leverage Ratio set forth in Section 8.2.13 [Maximum Gross Leverage Ratio] of the Credit Agreement shall not exceed the ratio set forth below for the applicable fiscal period for at least two (2) full consecutive fiscal quarters of the Loan Parties before the second Acquisition Period may be invoked by the Loan Parties:

Fiscal Period	Minimum Ratio
Closing Date through Fiscal Quarter Ending June 30, 2020	1.00 to 1.00
Fiscal Quarter Ending September 30, 2020 through Fiscal Quarter Ending June 30, 2021	1.05 to 1.00
Fiscal Quarter Ending September 30, 2021 through Fiscal Quarter Ending June 30, 2022	1.15 to 1.00
Fiscal Quarter Ending September 30, 2022 and all Fiscal Quarters Ending thereafter	1.25 to 1.00

The calculations for the Gross Leverage Ratio are as follows:

a.Consolidated Indebtedness of the Company and its Subsidiaries (excluding the indebtedness described in Section (iv) of the definition of Indebtedness) as of such date determined and consolidated in accordance with GAAP, as follows: [2]	--
indebtedness for borrowed money	$_____________
amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$_____________
reimbursement obligations (contingent or otherwise) under any letter of credit agreement	$_____________
any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due)	$_____________
any Guaranty of Indebtedness for borrowed money	$_____________
the sum of Items 1(A)(i) through 1(A)(v) equals the Indebtedness of the Company and its Subsidiaries (excluding the indebtedness described in Section (iv) of the definition of Indebtedness)	$_____________
i.Indebtedness permitted under clause (ix) of Section 8.2.1 of the Credit Agreement [3]	$____________
2 Notwithstanding anything in the Credit Agreement to the contrary, the obligations of any Loan Parties under UP Settlement shall not constitute Indebtedness.
3 Pursuant to Section 8.2.1(ix) of the Credit Agreement, this amount shall not exceed the aggregate amount of Three Million and 00/100 Dollars ($3,000,000.00)).

Item 1(A)(vi) minus Item 1(A)(vii) equals the Consolidated Indebtedness.	$____________
Consolidated EBITDA of the Company and its Subsidiaries, calculated as follows:	--
net income	$_____________
depreciation	$_____________
amortization	$_____________
interest expense	$_____________
income tax expense	$_____________
non-cash expenses in connection with the Borrowers' employee equity and long-term incentive compensation plans	$_____________
reasonable transaction costs and expenses related to Permitted Acquisitions in an aggregate amount not to exceed $2,500,000 applied by the Borrowers in the period that any such Permitted Acquisition occurred	$_____________
any other non-cash charges, non-cash expenses or non-cash losses of the Company or any of its consolidated Subsidiaries (including but not limited to costs recognized related to an acquisition purchase price allocation to tangible or intangible assets not classified as depreciation or amortization)	$_____________
any non-cash charges, expenses or losses in respect of the UP Settlement or any warranty claim (subject to year-end reconciliation), as reasonably determined by the Administrative Agent	$______________
identifiable and factually supported operating losses attributable to, in connection with, or otherwise relating to the IOS Companies which are sustained through the period ending on December 31, 2020 in an aggregate amount not to exceed $4,500,000; provided such losses shall be calculated on a pro forma basis as if such disposition or conveyance had been consummated at the beginning of such period	$______________
restructuring charges or expenses attributable to, in connection with, or otherwise relating to the IOS Companies which are incurred through the period ending on December 31, 2020 and paid through the period ending on December 31, 2021 in an aggregate amount not to exceed $4,000,000	$______________
cash dividends paid by any Joint Venture to the Company or a wholly-owned subsidiary of the Company	$______________
the sum of Items 1(B)(i) through Item 1(B)(xii)	$______________
cash payments made in such period in respect of the UP Settlement or Warranty Claim	$______________
Cash payments made in respect of non-cash charges, expenses or losses (subject to year-end reconciliation)	$______________

non-cash credits to net income, in each case of the Company and its Subsidiaries (including but not limited to benefits recognized related to an acquisition purchase price allocation to tangible or intangible assets not classified as depreciation or amortization) for such period determined and consolidated in accordance with GAAP	$_____________
items related to Joint Ventures (except for cash dividends paid by any Joint Venture to the Company or a wholly-owned Subsidiary of the Company as reflected in item 1(B)(x))	$_____________
gains (or losses) on non-ordinary course asset sales	$_____________
the sum of Items 1(B)(xiv) through Item 1(B)(xviii)	$_____________
Item 1(B)(xiii) minus Item 1(B)(xix) equals Consolidated EBITDA	$_____________
Item 1(A)(viii) divided by Item 1(B)(xx) equals the Gross Leverage Ratio	______ to 1.00
II.Minimum Consolidated Fixed Charge Coverage Ratio (Section 8.2.14). After giving effect to the Acquisition, the ratio of Consolidated EBITDA to Fixed Charges for the four (4) fiscal quarters most recently ended is _______ to 1.00 [insert ratio from Item 2(C) below], which is not less than the minimum ratio set forth below for the applicable fiscal period:

Fiscal Period	Minimum Ratio
Closing Date through Fiscal Quarter Ending June 30, 2020	1.00 to 1.00
Fiscal Quarter Ending September 30, 2020 through Fiscal Quarter Ending June 30, 2021	1.05 to 1.00
Fiscal Quarter Ending September 30, 2021 through Fiscal Quarter Ending June 30, 2022	1.15 to 1.00
Fiscal Quarter Ending September 30, 2022 and all Fiscal Quarters Ending thereafter	1.25 to 1.00

The calculations for the Consolidated Fixed Charge Coverage Ratio are as follows:

Consolidated EBITDA of the Company and its Subsidiaries as set forth in Item 1(B)(xx) above	$_____________
Fixed Charges with respect to the Company and its Subsidiaries, calculated as follows (to the extent actually paid in cash without duplication):
income taxes (excluding taxes related to repatriation of foreign cash and taxes related to non-ordinary course asset sales)	$_____________
required principal payments on Indebtedness (without giving effect to any voluntary or mandatory prepayments)	$_____________

required capital lease payments	$_____________

dividends and redemptions	$_____________

capital expenditures (excluding the rail car lease transaction once consummated in an amount not to exceed $5,700,000)	$_____________

interest paid	$_____________

the sum of Items 2(B)(i) through 2(B)(vi) equals the Fixed Charges of the Company and its Subsidiaries	$_____________
Item 2(A) divided by Item2(B)(vii) equals the Consolidated Fixed Charge Coverage Ratio	______ to 1.00
III.Minimum Working Capital to Revolving Facility Usage Ratio. (Section 8.2.15). After giving effect to the Acquisition, the Working Capital to Revolving Facility Usage

Ratio for the four (4) fiscal quarters most recently ended is __________to 1.00 [insert ratio from Item 3(C) below], which is not less than 1.50 to 1.00.
    The calculations for the Working Capital to Revolving Facility Usage Ratio are as follows:

Working Capital with respect to the Company and its Subsidiaries, calculated as follows:
50% of the inventory (as such amount is reported on the financial statements most recently delivered to pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement, the most recent financial statements referred to in Section 6.1.6(i) [Historical Statements] of the Credit Agreement))	$_____________
85% of the accounts receivable (as such amount is reported on the financial statements most recently delivered to pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement, the most recent financial statements referred to in Section 6.1.6(i) [Historical Statements] of the Credit Agreement))	$_____________
Item 3(A)(i) plus Item 3(A)(ii) equals the Working Capital	$_____________
Revolving Facility Usage with respect to the Company and its Subsidiaries, as of the Report Date, calculated as follows:
i.Dollar Equivalent of the outstanding Revolving Credit Loans (including Optional Currency Loans and outstanding Swing Loans)	$_____________
i.Dollar Equivalent of the Letter of Credit Obligations	$_____________
i.The sum of items 3(B)(i) and 3(B)(ii) equals the Revolving Facility Usage	$_____________
Item 3(A)(iii) divided by Item 3(B)(iii) equals the Working Capital to Revolving Facility Usage Ratio	_________ to 1.00

EXHIBIT 8.3.3
FORM OF
QUARTERLY COMPLIANCE CERTIFICATE
This Certificate is delivered pursuant to Section 8.3.3 of that certain Third Amended and Restated Credit Agreement dated as of April 30, 2019 by and among L.B. FOSTER COMPANY, a Pennsylvania corporation (the "Company"), the other Borrowers now or hereafter party thereto, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto (the "Lenders"), and PNC Bank, National Association, as Administrative Agent for the Lenders (the "Administrative Agent"), as amended by that certain: (i) First Amendment to Third Amended and Restated Credit Agreement dated as of June 26, 2020; and (ii) Second Amendment to Third Amended and Restated Credit Agreement dated as of January 29, 2021 (as amended and as the same may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.
The undersigned officer, ______________________, the ___________ [chief executive officer, president, chief or deputy chief financial officer, treasurer or assistant treasurer] of the Company, in such capacity does hereby certify on behalf of the Company and other Borrowers as of the quarter/year ended _________________, 20___ (the "Report Date"), as follows:4
IV.Leverage Ratio (Schedule 1.1(A) Pricing Grid – Variable Pricing and Fees Based on Leverage Ratio). As of the Report Date, the ratio of Consolidated Total Net Indebtedness to Consolidated EBITDA for the four (4) fiscal quarters then ending is _______ to 1.00 [insert ratio from Item 1(C) below]. The calculations for the Leverage Ratio are as follows:

a.Consolidated Total Net Indebtedness with respect to the Company and its Subsidiaries, as of the Report Date, calculated as follows (without duplication): Indebtedness of the Company and its Subsidiaries (excluding the indebtedness described in Section (iv) of the definition of Indebtedness) as of such date determined and consolidated in accordance with GAAP, as follows: [5]	--
indebtedness for borrowed money	$_____________
amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$_____________
reimbursement obligations (contingent or otherwise) under any letter of credit agreement	$_____________
4 See Credit Agreement for full provisions relating to all financial covenants.
5 Notwithstanding anything in the Credit Agreement to the contrary, the obligations of any Loan Parties under UP Settlement shall not constitute Indebtedness.

any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due)	$_____________
any Guaranty of Indebtedness for borrowed money	$_____________
the sum of Items 1(A)(i) through 1(A)(v) equals the Indebtedness of the Company and its Subsidiaries (excluding the indebtedness described in Section (iv) of the definition of Indebtedness)	$_____________
Indebtedness permitted under clause (ix) of Section 8.2.1 of the Credit Agreement[6]	$____________
Item 1(A)(vi) minus Item 1(A)(vii) equals the Consolidated Indebtedness.	$____________
Cash on Hand in excess of $15,000,000 which is held by the Company or its Subsidiaries	$_____________
Item 1(A)(viii) minus Item 1(A)(ix) equals Consolidated Total Net Indebtedness	$_____________
Consolidated EBITDA of the Company and its Subsidiaries, calculated as follows:	--
net income	$_____________
depreciation	$_____________
amortization	$_____________
interest expense	$_____________
income tax expense	$_____________
non-cash expenses in connection with the Borrowers' employee equity and long-term incentive compensation plans	$_____________
reasonable transaction costs and expenses related to Permitted Acquisitions in an aggregate amount not to exceed $2,500,000 applied by the Borrowers in the period that any such Permitted Acquisition occurred	$_____________
any other non-cash charges, non-cash expenses or non-cash losses of the Company or any of its consolidated Subsidiaries (including but not limited to costs recognized related to an acquisition purchase price allocation to tangible or intangible assets not classified as depreciation or amortization)	$_____________
any non-cash charges, expenses or losses in respect of the UP Settlement or any warranty claim (subject to year-end reconciliation), as reasonably determined by the Administrative Agent	$______________
6 Pursuant to Section 8.2.1(ix) of the Credit Agreement, this amount shall not exceed the aggregate amount of Three Million and 00/100 Dollars ($3,000,000.00)).

identifiable and factually supported operating losses attributable to, in connection with, or otherwise relating to the IOS Companies which are sustained through the period ending on December 31, 2020 in an aggregate amount not to exceed $4,500,000; provided such losses shall be calculated on a pro forma basis as if such disposition or conveyance had been consummated at the beginning of such period	$______________
restructuring charges or expenses attributable to, in connection with, or otherwise relating to the IOS Companies which are incurred through the period ending on December 31, 2020 and paid through the period ending on December 31, 2021 in an aggregate amount not to exceed $4,000,000	$______________
cash dividends paid by any Joint Venture to the Company or a wholly-owned subsidiary of the Company	$______________
the sum of Items 1(B)(i) through Item 1(B)(xii)	$______________
cash payments made in such period in respect of the UP Settlement or Warranty Claim	$______________
Cash payments made in respect of non-cash charges, expenses or losses (subject to year-end reconciliation) in the period ending as of the Report Date	$______________
non-cash credits to net income, in each case of the Company and its Subsidiaries (including but not limited to benefits recognized related to an acquisition purchase price allocation to tangible or intangible assets not classified as depreciation or amortization) for such period determined and consolidated in accordance with GAAP	$_____________
items related to Joint Ventures (except for cash dividends paid by any Joint Venture to the Company or a wholly-owned Subsidiary of the Company as reflected in item 1(B)(x))	$_____________
gains (or losses) on non-ordinary course asset sales	$_____________
the sum of Items 1(B)(xiv) through Item 1(B)(xviii)	$_____________
Item 1(B)(xiii) minus Item 1(B)(xix) equals Consolidated EBITDA	$_____________
Item 1(A)(x) divided by Item 1(B)(xx) equals the Leverage Ratio[7]	______ to 1.00

V.Maximum Gross Leverage Ratio (Section 8.2.13). As of the Report Date, the ratio of Consolidated Indebtedness to Consolidated EBITDA is _______ to 1.00 [insert ratio from Item 2(C) below] for the four (4) fiscal quarters then ending, which is not greater than
7 With respect to a business acquired by the Loan Parties pursuant to a Permitted Acquisition, Consolidated EBITDA shall be calculated on a pro forma basis in a manner acceptable to the Administrative Agent, using historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period.

the maximum ratio set forth below for the applicable fiscal period, in each case for the four (4) fiscal quarters then ending:

Fiscal Period	Maximum Ratio
Closing Date through Fiscal Quarter Ending June 30, 2020	3.25 to 1.00 (or 3.50 to 1.00 for testing periods occurring during an Acquisition Period)
Fiscal Quarter Ending September 30, 2020 through Fiscal Quarter Ending March 31, 2022	3.00 to 1.00 (or 3.25 to 1.00 for testing periods occurring during an Acquisition Period)
Fiscal Quarter Ending June 30, 2022 and all Fiscal Quarters Ending thereafter	2.75 to 1.00 (or 3.00 to 1.00 for testing periods occurring during an Acquisition Period)
The calculations for the Gross Leverage Ratio are as follows:

Consolidated Indebtedness with respect to the Company and its Subsidiaries as set forth in Item 1(A)(viii) above	$_____________
Consolidated EBITDA of the Company and its Subsidiaries as set forth in Item 1(B)(xx) above	$_____________
Item 2(A) divided by Item 2(B) equals the Gross Leverage Ratio	______ to 1.00

VI.Minimum Consolidated Fixed Charge Coverage Ratio (Section 8.2.14). As of the Report Date, the ratio of Consolidated EBITDA to Fixed Charges is _______ to 1.00 [insert ratio from Item 3(C) below], which is not less than the minimum ratio set forth below for the applicable fiscal period, in each case calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ending:

Fiscal Period	Minimum Ratio
Closing Date through Fiscal Quarter Ending June 30, 2020	1.00 to 1.00
Fiscal Quarter Ending September 30, 2020 through Fiscal Quarter Ending June 30, 2021	1.05 to 1.00
Fiscal Quarter Ending September 30, 2021 through Fiscal Quarter Ending June 30, 2022	1.15 to 1.00
Fiscal Quarter Ending September 30, 2022 and all Fiscal Quarters Ending thereafter	1.25 to 1.00

The calculations for the Consolidated Fixed Charge Coverage Ratio are as follows:

Consolidated EBITDA of the Company and its Subsidiaries as set forth in Item 1(B)(xx) above	$_____________
Fixed Charges with respect to the Company and its Subsidiaries, as of the Report Date, calculated as follows (to the extent actually paid in cash without duplication):
income taxes (excluding taxes related to repatriation of foreign cash and taxes related to non-ordinary course asset sales)	$_____________
required principal payments on Indebtedness (without giving effect to any voluntary or mandatory prepayments)	$_____________

required capital lease payments	$_____________

dividends and redemptions	$_____________

capital expenditures (excluding the rail car lease transaction once consummated in an amount not to exceed $5,700,000)	$_____________

interest paid	$_____________

the sum of Items 3(B)(i) through 3(B)(vi) equals the Fixed Charges of the Company and its Subsidiaries	$_____________
Item 3(A) divided by Item 3(B)(vii) equals the Consolidated Fixed Charge Coverage Ratio	______ to 1.00

VII.Minimum Working Capital to Revolving Facility Usage Ratio. (Section 8.2.15). As of the Report Date, the Working Capital to Revolving Facility Usage Ratio for the four (4) fiscal quarters ending on the Report Date is __________to 1.00 [insert ratio from Item 4(C) below], which is not less than 1.50 to 1.00.
    The calculations for the Working Capital to Revolving Facility Usage Ratio are as follows:

Working Capital with respect to the Company and its Subsidiaries, as of the Report Date, calculated as follows:
50% of inventory (as such amount is reported on the financial statements most recently delivered to pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement, the most recent financial statements referred to in Section 6.1.6(i) [Historical Statements] of the Credit Agreement))	$_____________
85% of accounts receivable (as such amount is reported on the financial statements most recently delivered to pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 8.3.2 [Annual Financial Statements] of the Credit Agreement or Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement, the most recent financial statements referred to in Section 6.1.6(i) [Historical Statements] of the Credit Agreement))	$_____________
Item 4(A)(i) plus Item 4(A)(ii) equals the Working Capital	$_____________
Revolving Facility Usage with respect to the Company and its Subsidiaries, as of the Report Date, calculated as follows:
i.Dollar Equivalent of the outstanding Revolving Credit Loans (including Optional Currency Loans and outstanding Swing Loans)	$_____________
i.Dollar Equivalent of the Letter of Credit Obligations	$_____________
i.The sum of items 4(B)(i) through 4(B)(ii) equals the Revolving Facility Usage	$_____________
Item 4(A)(iii) divided by Item4(B)(iii) equals the Working Capital to Revolving Facility Usage Ratio	_________ to 1.00
VIII.Representations, Warranties and Covenants. The Borrowers are in compliance with, and have at all times complied with, the provisions of the Credit Agreement. The representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this certificate (except to the extent such representations and warranties refer to an earlier date, as of such earlier date) with the same effect as though such representations and warranties had been made on the date hereof, and the Borrowers have performed and complied with all covenants and conditions thereof.
IX.Event of Default or Potential Default. No Event of Default or Potential Default exists as of the date hereof.
[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE - QUARTERLY COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ______, 20__.
    COMPANY (ON BEHALF OF ITSELF AND THE OTHER BORROWERS):

    L.B. FOSTER COMPANY, a Pennsylvania corporation

    By:
    Name:
    Title: